Exhibit 99.1

Synacor and Qumu Agree to Merger,
Creating Global Leader in SaaS-Based Collaboration Software

All-Stock Transaction to Enhance Financial Scale; Estimated $70 Million of Software Revenue with $50 Million Recurring

Provides Strategic Opportunities to Accelerate Revenue Growth, Increase Operating Efficiencies and Open New Sales Channels

BUFFALO, N.Y., and Minneapolis, MN, February 11, 2020 - Synacor, Inc. (Nasdaq: SYNC), a cloud-based software and services company serving global video, internet and communications providers, device manufacturers, governments and enterprises, and Qumu Corporation (Nasdaq: QUMU) a leading provider of tools to create, manage, secure, distribute and measure the success of live and on-demand video for the enterprise, today announced plans to combine in an all-stock transaction.
Merger Rationale and Highlights

•	Strategic Collaboration product fit that brings together Qumu’s Enterprise Video platform with Synacor’s Cloud ID Identity & Access Management platform, and the Zimbra Email & Collaboration platform.

•
Improves operating scale and strengthens global presence with the combined business expected to generate more than $120 million in annual revenue on a pro-forma basis with an estimated $70 million of software & services segment revenue, $50 million of which would be recurring, and about $50 million in continuing portal & advertising segment revenue.

•	$4 - $5 million in annualized operating synergies expected in the first fiscal year following closing that include overlapping public company costs and various operating expenses.

•	Accelerates Qumu’s go-to-market strategy via Synacor’s 1900+ Channel-Partners and strengthens cross selling opportunities.

•
Qumu’s Global 2000 and Fortune 500-heavy customer base, including the world’s largest companies and most valuable brands, complementing Synacor’s base of more than 4,000 Business, Government, Service Provider, Content Provider, and Publisher customers.

The merger, which is expected to close in mid-2020, creates a global SaaS-based collaboration software-focused business with significant operational synergies and cross selling opportunities.
Management Commentary
“This is a strategic and highly synergistic combination that creates operating software scale and accelerates growth,” said Himesh Bhise, CEO of Synacor. “Together with Qumu, we will be a software-focused business with about $50 million of high-margin recurring revenue, positioned in the attractive Collaboration product segments of Email, Identity, and Video, with an enviable customer base that spans Enterprise, small and medium business, Government, Service Providers, Content Providers, and Publishers. Our portal and advertising business will continue to meaningfully contribute to Synacor’s top and bottom line, as we benefit from the expanded scale and scope of our software and services segment. This is an exciting day for the employees, customers, and shareholders of Qumu and Synacor.”

“With Synacor having an extensive network of more than 1,900 distribution partners and an established base of more than 4,000 customers, the merger will immediately accelerate our go-to-market efforts,” said Vern Hanzlik, President and CEO of Qumu. “As the demand for enterprise collaboration solutions continues to expand, we believe there will be a significant opportunity for us to position a combined email, video and identity offering to reach a much wider cross-section of the enterprise market with a scalable, highly secure and extensible solution for cloud-based and hybrid deployments.”
Combined Business Financial Overview
The combined company is expected to have over $120 million in annual revenue on a pro forma basis. This will include an estimated $70 million in software revenue, about 70% of which is recurring, and approximately $50 million in revenues from Synacor’s portal and advertising business. This is based upon the mid-point of Synacor’s current Full-Year 2019 guidance adjusted to exclude revenue related to ATT.net as previously disclosed and adding Qumu’s preliminary and unaudited Full-Year 2019 results.

The deal is expected to be accretive on both an adjusted EBITDA and adjusted EPS basis in the first fiscal year after close with expected annualized operational synergies of $4 - $5 million and excluding purchase accounting adjustments.
Transaction Details
The transaction is structured as an all-stock deal. Under the terms of the merger agreement, each share of Qumu common stock issued and outstanding as of the effective date of the merger will be converted into approximately 1.61 shares of Synacor common stock. After closing, Synacor common stock, including the shares issued in the merger, will trade on the Nasdaq under the ticker “SYNC”.

Upon closing, Synacor stockholders are expected to own approximately 64.4% and Qumu shareholders are expected to own approximately 35.6% of the stock of the combined company
Leadership and Governance
Post close, Himesh Bhise will continue as Chief Executive Officer and Tim Heasley as Chief Financial Officer of Synacor. Vern Hanzlik, the CEO of Qumu, will join Synacor as Chief Revenue Officer, Software & Services.

The Board of Directors of the combined company will consist of seven directors - three directors to be appointed by Synacor, two directors to be appointed by Qumu and Synacor CEO Himesh Bhise. The reconstituted Board of Directors will conduct a search to identify a new, seventh independent director with software and SaaS experience who is anticipated to serve as Chairperson of the combined company.
Timing and Approvals
This transaction has been unanimously approved by the Boards of Directors of both companies and is expected to close mid-2020, subject to obtaining required approval from the stockholders of both Synacor and Qumu, and satisfaction of other customary closing conditions.

Canaccord Genuity is acting as financial advisor and Gunderson Dettmer is acting as legal advisor to Synacor. Stifel Financial is acting as financial advisor and Ballard Spahr LLP is acting as legal advisor to Qumu.

Joint Conference Call to Discuss the Transaction
Synacor and Qumu will host a joint investor conference call today Tuesday, February 11, 2020 at 8:30 a.m. Eastern Time to discuss details of the transaction. Interested parties may join the conference call by dialing:

•	U.S. dial-in: (844) 369-8770

•	International dial-in: (862) 298-0840

•	Conference ID: 59279

A live and archived webcast and related presentation materials will be available on Synacor’s Investor Relations website at https://www.synacor.com/investor-relations/events-and-presentations and Qumu’s Investor Relations website at https://qumu.com/en/investor-relations/.

Following the conclusion of the live call, a replay of the webcast will be available on the Investor Relations section of the both Companies website for at least 90 days. A telephonic replay of the conference call will also be available from 11 a.m. ET on February 11, 2020 until 11:59 p.m. ET on February 25, 2020 by dialing 1-877-481-4010 or 1-919-882-2331 for callers outside the U.S. The conference ID is 59279.
About Synacor
Synacor (Nasdaq: SYNC) is a cloud-based software and services company serving global video, internet and communications providers, device manufacturers, governments and enterprises. Synacor’s mission is to enable its customers to better engage with their consumers. Its customers use Synacor’s technology platforms and services to scale their businesses and extend their subscriber relationships. Synacor delivers managed portals, advertising solutions, email and collaboration platforms, and cloud-based identity management. www.synacor.com
About Qumu
Qumu Corporation (Nasdaq: QUMU) is the leading provider of best-in-class tools to create, manage, secure, distribute and measure the success of live and on-demand video for the enterprise. Backed by the most trusted and experienced team in the industry, the Qumu platform enables global organizations to drive employee engagement, increase access to video, and modernize the workplace by providing a more efficient and effective way to share knowledge.
Non-GAAP Financial Information

This press release includes references to Adjusted EBITDA and Adjusted EPS, financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The companies compute Adjusted EBITDA differently, but each use Adjusted EBITDA in operating their respective businesses because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items. The companies present Adjusted EBITDA to investors because it is a key measure used by their respective management and Board of Directors to understand and evaluate core operating performance and trends, to prepare and approve the annual budget and to develop short- and long-term operational plans. The items excluded from Adjusted EBITDA are important in understanding Synacor’s and Qumu’s financial performance, and should not be considered in isolation of, or as an alternative to, GAAP financial measures. Since Adjusted EBITDA for both companies are not measures determined in accordance with GAAP, have no standardized meaning prescribed by GAAP and are susceptible to varying calculations, these measures, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA for Synacor is defined as net income (loss) before taxes, stock-based compensation expense, asset impairment, restructuring costs, and certain legal and professional fees. Adjusted EBITDA for Qumu is defined as net income (loss) excluding items related to interest income and expense, the impact of income-based taxes, depreciation and amortization, stock-based compensation, change in fair value of warrant liabilities, foreign currency gains and losses, and other non-operating income and expenses.

The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for projections prepared in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant elements that are required to be recorded by GAAP. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management in determining these non-GAAP financial measures.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities law, including, without limitation, financial results of the companies individually or on a combined basis, potential cost savings, timing of the closing of the transaction, potential benefits of the transaction, and strategic and operational plans, that are subject to various risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Such statements are subject to risks and uncertainties that include, but are not limited to: (i) Synacor or Qumu may be unable to obtain shareholder approval as required for the merger; (ii) other conditions to the closing of the merger may not be satisfied; (iii) the merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the merger on the ability of Synacor or Qumu to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Synacor or Qumu does business, or on Synacor’s or Qumu’s operating results and business generally; (v) Synacor’s or Qumu’s respective businesses may suffer as a result of uncertainty surrounding the merger and disruption of management’s attention due to the merger; (vi) the outcome of any legal proceedings related to the merger; (vii) Synacor or Qumu may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ix) the estimated financial results of each company for 2019 may not be representative of the combined company’s results for 2020 or any future period; (x) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (xi) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Synacor and Qumu are set forth in their respective filings with the Securities and Exchange Commission (SEC), including each of Synacor’s and Qumu’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. The risks and uncertainties described above and in Synacor’s most recent Annual Report on Form 10-K and Qumu’s most recent Annual Report on Form 10-K are not exclusive and further information concerning Synacor and Qumu and their respective businesses, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. Readers should also carefully review the risk factors described in other documents that Synacor and Qumu file from time to time with the SEC. The forward-looking statements in this press release speak only as of the date of this press release. Except as required by law, Synacor and Qumu assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.
No Offer or Solicitation
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Additional Information and Where to Find It

In connection with the proposed merger between Synacor and Qumu, Synacor intends to file a registration statement on Form S-4 containing a joint proxy statement/prospectus of Synacor and Qumu and other documents concerning the proposed merger with the SEC. The definitive proxy statement will be mailed to the stockholders of Synacor and Qumu in advance of the meeting. BEFORE MAKING ANY VOTING DECISION, SYNACOR’S AND QUMU’S RESPECTIVE STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF SYNACOR AND QUMU WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the joint proxy statement/prospectus and other documents containing important information about Synacor and Qumu, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Synacor and Qumu make available free of charge at www.synacor.com and www.qumu.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.
Participants in the Solicitation
This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Synacor, Qumu and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Synacor and Qumu in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the proposed merger will be included in the joint proxy statement/prospectus referred to above. Security holders may also obtain information regarding the names, affiliations and interests of Synacor’s directors and executive officers in Synacor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 14, 2019, and its definitive proxy statement for the 2019 annual meeting of stockholders, which was filed with the SEC on April 5, 2019. Security holders may obtain information regarding the names, affiliations and interests of Qumu’s directors and executive officers in Qumu’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 15, 2019, and its definitive proxy statement for the 2019 annual meeting of shareholders, which was filed with the SEC on April 9, 2019. To the extent the holdings of Synacor securities by Synacor’s directors and executive officers or the holdings of Qumu securities by Qumu’s directors and executive officers have changed since the amounts set forth in Synacor’s or Qumu’s respective proxy statement for its 2019 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the joint proxy statement/prospectus relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Synacor’s website at www.synacor.com and Qumu’s website at www.qumu.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.
Synacor Contact:
FNK IR
Rob Fink
646-809-4048
rob@fnkir.com

Meredith Roth
VP, Marketing & Corporate Communications
Synacor
+1 770-846-1911
mroth@synacor.com

Qumu Contact:
Dave Ristow
Chief Financial Officer
Qumu Corporation
dave.ristow@qumu.com
+1.612.638.9045